UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2019 (June 17, 2019)

Continental Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-03834	36-2274391
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

440 S. LaSalle Drive, Suite 3100, Chicago, IL 60605

(Address of Principal Executive Offices) (Zip Code)

(312) 541-7200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.25 par value	CUO	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 17, 2019 (the “Original Report”), Inovate Acquisition Company (“Buyer”), a Delaware corporation and wholly owned subsidiary of Continental Materials Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among Buyer, an individual representative of Buyer, In-O-Vate Technologies, Inc., a Florida corporation (“Seller”) and Seller’s stockholders (together with Seller, the “Seller Parties”) to acquire substantially all of the assets of Seller’s commercial and residential dryer and HVAC venting systems and components business. Buyer paid approximately $11.0 million cash at closing plus additional consideration for an expected total purchase price of approximately $11.4 million, subject to customary purchase price adjustments.

This Current Report on Form 8-K/A provides the financial statements and the pro forma financial statements that were required to be filed under Item 9.01 as part of the Original Report or by amendment thereto by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A should be read in connection with the Original Report.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Independent Auditor’s Report, Audited Statement of Operations of the Acquisition for the year ended December 31, 2018 and Unaudited Statements of Operations of the Acquisition for the three months ended March 30, 2019, are attached hereto as Exhibit 99.1.

(b) Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Statements of the Company as of March 29, 2019 and for the year ended December 29, 2018 and for the three months ended March 29, 2019, are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of Vestal & Wiler, Certified Public Accountants
99.1	Audited and Unaudited Statements of Operations
99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Materials Corporation

Date: August 13, 2019	By:	/s/ Paul Ainsworth
Paul Ainsworth
Chief Financial Officer